BioXyTran® Inc.

Tissue Regeneration For Life

DAVID PLATT

david.platt@bioxytraninc.com

(617)-510-2539



MISSION STATEMENT

BioxyTran's mission is to develop effective drug treatments for hypoxia (oxygen deficiency) which delivers oxygen to tissues with the potential to improve a myriad of medical conditions.

Defeating the Outbreak – A Simple Plan

Time a luxury we don't have

- ❑ Containing the disease takes time
- ❑ Developing a vaccine take time
- ❑ Learning how it transmitted takes time
- ❑ Use of anti retroviral drugs


CORONAVIRUS
MGN

Use of Virus Drugs

Distribution of drugs a real challenge in uncontrolled settings. Measuring efficacy is impossible without a device to measure tissue health.

Only Viable Option Treat Symptoms

Primary Reason People Die From the Virus

↓

Fluid in the lungs

Why does fluid in the lungs kill people?

↓

They cannot get enough oxygen to sustain the organs and the lack of oxygen leads to organ failure and death.

The Problem – Tissue Oxygenation for Severe Respiratory Distress Syndrome

- Late Stage Corona and Influenza virus patients develop fluid in their lungs

- A respirator forces the liquid level in alveoli sacks down so blood can get closer to the oxygen (Not very effective)

- The blood is physically not close enough to the oxygen to get oxygenated

- Organs start to shut down from lack of oxygen that leads to complete organ shutdown

- Perfect environment for infection to spread and evolve



Normal Alveolus
Injured Alveolus during the Acute Phase
Alveolar air space
Protein-rich edema fluid
Sloughing of bronchial epithelium
Necrotic or apoptotic type I cell
Type I cell
Inactivated surfactant
Epithelial basement membrane
Activated neutrophil
Red cell
Leukotrienes
Oxidants
PAF
Proteases
Intact type II cell
Interstitium
Type II cell
Alveolar macrophage
Cellular debris
Denuded basement membrane
TNF-α, IL-1
Hyaline membrane
Migrating neutrophil
Fibrin
IL-6, IL-10
Proteases
Widened, edematous interstitium
Surfactant layer
MIF
TNF-α, IL-8
Endothelial cell
Procollagen
Endothelial basement membrane
Gap formation
IL-8
Platelets
Neutrophil
Capillary
Red cell
Swollen, injured endothelial cells
Fibroblast
Fibroblast
Neutrophil

BXT-25 Solution for Severe Respiratory Distress Syndrome (SRDS)

- Restores oxygen the same way as red blood cells
- Results show no known side effects
- Delivers viable treatment continuously
- Increase tissue oxygenation **regardless of fluid levels in the lungs**

When Two Scientist's Research Collide






Illustrations: Niklas Elmehed

30 Years Researching Hypoxia

30 Patents
10 Journal Articles
2 Textbooks
5 Public Companies
200 Animal Experiments
30 clinical trials

Major Scientific Validation
↓
Embraced by Scientific & Medical Minds
↓
COMMERCIALIZATION

Nobel Prize – Study of Hypoxia

90 Years Since the Last Breakthrough in the Study of Hypoxia

Theory of the Cellular Universe
This is the E=mc2 for cells

Delivering Oxygen to Tissues Reduces Hypoxia:
Reduced Hypoxia Improves the Condition of Tissues



Prolyl hydroxylation
Proteasomal degradation
Normoxia
O_2
O_2
O_2
(3)
VHL
VHL
HIF-1α
OH
OH
HIF-1α
(4)
OH
OH
HIF-1α
(2)
Hypoxia
(1)
HIF-1α
ARNT
HRE

https://www.nobelprize.org/prizes/medicine/2019/press-release/ **Nobel Prize Laureates**

Theory Predicts Cellular Interaction within the Tissue Micro-Environment

BXT-25 Optimizes the Efficacy of Prior Technology

BioXyTran Inc. = HemoPure → BXT-25 + MDX Life Sciences

BioXyTran

- 100 Years Research
- $460MM in R&D
- 400 Peer Reviewed Articles
- 27 Clinical Trials
- 830 Patients Dosed
- 2 Animal Studies
- 510(K) Approval
- Approved in South Africa, Russia & U.S. (Veterinary)
- Carbohydrate Binding Heavy Metal Patent
- Functional Endpoint Pathway

HemoPure

Building Block of BXT-25

BASE COMPOUND

- $450MM in R&D (1997 - 2008)
- 20 Years of Research
- 200 Peer Reviewed Articles
- 27 Clinical Trials
- 830 Patients Dosed
- Approval in South Africa Russia & U.S. (Veterinary)

BXT-25

HemoPure Stabilization

NEW COMPOUND

- 30 Years Research
- Carbohydrate Binding Heavy Metal Patent
- 2 Animal Studies

MDX Life Sciences

MDX Viewer Device

MEASURES TISSUE OXYGENATION

- $10MM in R&D
- 200 Peer Reviewed Articles
- 50 Years Research
- 510(K) Approval

Expected Safety Profile of the Drug BXT-25



BioxyTran Combines Heme with a Co-Polymer

Heme: An FDA approved material that identifies and delivers oxygen similar to red blood cells

+

Co-polymer: FDA Approved sugar stabilizes Heme in blood and eliminates nitric oxide scavenging

BXT-25's unique structure is composed of two materials which the FDA generally regards as safe

BioxyTran Has Developed an Oxygen Transport Molecule: BXT-25


Heme
Hemoglobin
Erythrocyte

Separating HEME from GLOBIN



Bonding to a Co-Polymer (Alpha Carbohydrate)

Universal Challenge:

Delivering oxygen to ischemic tissues and measuring the effect of increased oxygen levels

Solution:

- Create molecule **5000 times smaller** than a red blood cell
- Eliminate nitric oxygen scavenging
- Deliver absorbable oxygen instead of free radicals [Reactive Oxygen Species (ROS)]

Clinical Unmet Need

Systemic Monitoring

	Compartment	Oxygen level (mmHg)	Monitored Parameter
O_2 N_2	Atmospheric Air	160	21% O_2 in Air
			Systemic Vital Signs
	Respiratory System	100	Respiratory Rate & Volume End-Tidal CO_2 (ET-CO_2)
	Cardiovascular System	95	Heart Rate (HR) Electrocardiogram (ECG) Cardiac Output (CO) Systemic Blood Pressure (BP)
	Macro-circulation		Systemic Hb Saturation (SaO_2)
			Microcirculatory Oxygen Supply
	**Tissue Microcirculation**	**20- 30**	**Tissue Blood Flow (TBF)** **Tissue Blood Volume (TBV)** **Microcirculatory Oxygenation (HbO_2)**
			Tissue Oxygen Balance
	**Intracellular**	**1- 2**	**Mitochondrial NADH Redox State**

Monitoring

Mitochondrial NADH/Fp Redox State

Conversion of Glucose to ATP



Glycolysis
Glucose
Pyruvic Acid
TBF
TBV
HbO2
Oxygen Supply
ATP
O2
1. Ionic Homeostasis
2. Signal Conduction
3. Muscle contraction
4. Glandular Secretion
5. G-I tract and kidney Function
Oxygen Demand
Mitochondrial
NADH/Fp Redox State
Tissue Oxygen (Energy) Balance

MDX Monitoring for Severe Respiratory Distress Syndrome (SRDS) FDA Approved

E


Tissue Blood Flow
Doppler (Frequency) Shift
Power
High Speed Blood Flow
Low Speed Blood Flow
Frequency
Mitochondrial Function
Spectroscopy
Relative Photocurrent Arbitrary units
State 4
State 3
State 2
NADH
Wavelength (nm)
Tissue Reflectance
Back Scattered Light
B.V=Blood volume
Photo detector voltage
Normal B.V
Low B.V
High B.V
Time (Sec.)
Blood Oxygenation
Spectroscopy
HbO2
Wavelength (nm)

Systemic vital parameters (probe 2)

F

Photoplethysmographic analysis


Pulse pressure
Systolic pressure
Aortic valve closure
Mean pressure
Diastolic pressure
Arterial pressure (mmHg)
120
93
80
Time (msec)

Parameters:
1. Pulse oximetry
2. Heart rate

Systemic vital parameters (probe 3)

G

Core Temperature

D



B


Light Source Unit
Detection Unit
Electronics And Embedded Computer System
Power Supply
Panel Computer

C





Competitive Environment

	Organ/System	Monitored Parameter		
Systemic Monitoring		***Systemic Vital Signs***	Cheetah Medical Drager Edan Instruments Edwards Lifesciences GE Healthcare LiDCO Masimo Medtronic Nihon Kohden Philips Pulsion Medical Systems Spacelabs Healthcare Welch Allyn …	✓ Integrated
	Respiratory System	Respiratory Rate & Volume End-Tidal CO_2 (ET-CO_2)		
	Cardiovascular System	Heart Rate (HR) Electrocardiogram (ECG) Cardiac Output (CO) Systemic Blood Pressure (BP)		
	Macro-circulation	Systemic Hb Saturation (SaO_2)		



Specific Monitoring		***Comparative Models***	Moor - moorVMS-LDF Omegawave - Omegaflo Transonic - Costatus Vasamed - SensiLase	Perimed - PeriCam PSI	Cas Medical - Fore-Sight Hutchinson - InSpectra Masimo - SedLine Medtronic - INVOS Moor - moorVMS-NIRS Nonin - Equanox Omegawave - Bom-L1TRW Spectros - T-Stat	***MDX-Viewer ICU***	***MDX-Viewer TMS***
		Tissue Oxygen Supply					
	Tissue Microcirculation	**Tissue Blood Flow (TBF)**	✓	✓	✗	✓	✓
		Tissue Blood Volume (TBV)	✗	✓	✗	✓	✓
		Microcirculatory Oxygenation (HbO_2)	✗	✗	✓	✓	✓
		Cellular Oxygen Balance					
	Intracellular	**Mitochondrial NADH Redox State**	✗	✗	✗	✓	✓

The Effective Treatment of Hypoxia Addresses Many Medical Conditions


EMPHYSEMA
AGING
ALS
COPD
Alzheimer's Disease
CANCER
PNEUMONIA
PSORIASIS
STROKE
PARKINSON'S DISEASE
Cystic Fibrosis
BRONCHITIS
PULMONARY EDEMA
DIABETES
Crohn's Disease
Pheumatoid Arthritis
ECZEMA
ULCERATIVE COLITIS
CONGESTIVE HEART FAILURE
LIVER FIBROSIS AND CIRRHOSIS
HEART ATTACK
INFLAMMATORY BOWEL DISEASE

- https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5587513/
- https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4356629/
- https://www.nature.com/articles/s12276-019-0235-1
- https://www.intechopen.com/books/hypoxia-and-human-diseases
- https://www.intechopen.com/books/hypoxia-and-human-diseases/hypoxia-and-its-emerging-therapeutics-in-neurodegenerative-inflammatory-and-renal-diseases

Strategy for Successful Commercialization of BXT-25

- Pursue functional claim of tissue oxygenation
- Finalize development of MDX Viewer
- Prioritize stroke application in near term
- Explore a myriad of other applications/treatments
- Build core team to scale future growth
- Enhance IP value through licensing partnership
- Raise sufficient capital to fund key opportunities
- Focus on enhancing value of public shares


LICENSING DEAL
FUNCTIONAL CLAIM

Big Pharma Licensing Opportunities for BXT-25



THERAPEUTIC AREAS FOR BXT-25

Oncology
Neuroscience
Immunology
Cardiovascular
Respiratory
Hematology
Inflammation
Stroke

IDEAL PLATFORM DRUG FOR MANY BIG PHARMAS

Johnson & Johnson – Oncology, Neuroscience, Immunology, Cardiovascular, Vaccines, HIV
Roche Holdings – Oncology, Neuroscience, Immunology, Hematology, Ophthalmology
Pfizer – Oncology, Neuroscience, Cardiovascular, Diabetes
Novartis – Oncology, Neuroscience, Immunology, Cardiovascular, Respiratory, Ophthalmology
Merck – Oncology, Neuroscience, Immunology, Cardiovascular, Respiratory, Diabetes, Vaccines
Sanofi Aventis – Oncology, Neuroscience, Immunology, Inflammation, Diabetes, Vaccines
AbbVie – Oncology, Neuroscience, Immunology, Virology
GlaxoSmithKline – Oncology, Immunology, Respiratory, HIV, Vaccines
Eli Lilly – Oncology, Neuroscience, Immunology, Diabetes, Pain
Gilead – Oncology, Respiratory, Hematology, Inflammation, HIV
Bristol Meyers Squibb – Oncology, Immunology, Cardiovascular, Hematology, Inflammation
Allergan – Neuroscience, Ophthalmology, Gastroenterology
AstraZeneca – Oncology, Cardiovascular, Respiratory
Biogen – Oncology, Neuroscience, Inflammation, Stroke, Pain
Amgen – Oncology, Cardiovascular, Hematology, Inflammation

Use of Proceeds from Equity Private Placement

EVENT	FUNDING
Manufacturing CMC	$2.5 million
Preclinical: (two species: rats and dogs)	$0.5million
Clinical Trials	$3.0 million
SG&A Expense	$2.5 million
MDX licensing transaction	$1.5 million

Total **$10.0 Million**

Leadership







MANAGEMENT

David Platt, Ph.D/CEO
Ph.D in Chemical Engineering, Hebrew University of Jerusalem; Weizmann Institute; Founder of five public Bio-Tech companies over a 25-year period with a combined market capitalization of more than $1.5 billion

Elena Chekhova, Ph.D/Chief Scientist
Ph.D in Process Systems Engineering at MIT; Elena has more than ten years of experience in the life sciences industry in business development and project management services

Ola Soderquist, CFO, CPA, CMA, CM&AA
30 years industrial experience; Served as CFO and in other capacities in multiple industry sectors; MSA Stockholm School of Economics; MBA Babson College

INDEPENDENT BOARD OF DIRECTORS

Alan Hoberman, PhD
Executive Director at Charles River Laboratories for developmental, reproductive and juvenile toxicity

Henry Esber, PhD
Senior Consultant of Business Development

Dale Conaway, PhD
Veterinary Medical Officer for Research Compliance

Anders Utter/Audit Committee Chair
Financial Expert; General Cable (NYSE: BGC); MBA Babson College

MEDICAL ADVISORY BOARD

Avraham Mayevsky, PhD
Worldwide authority in the field of minimal invasive monitoring of tissue oxygenation and organ physiology

Hana Chen-Walden, MD
Specialist Regulatory Affairs in US and Europe for more than 25 years

Juan Carlos Talavera, MD PhD
Specialist in regenerative medicine

BioXyTran, Inc.
233 Needham St., Suite 300
Newton MA, 02464
(617)-454-1199
www.bioxytraninc.com

BioO2XyTran® Inc.
Tissue Regeneration For Life

David Platt
david.platt@bioxytraninc.com
(617)-510-2539

